File Nos. 333-105824
                                                                        811-3392

       As filed with the Securities and Exchange Commission on June 30, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                                                                     -----
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /___/
                                                                     -----

                           Pre-Effective Amendment No._1__   /X/

                           Post-Effective Amendment No. ___


                        (Check appropriate box or boxes)



                            JOHN HANCOCK SERIES TRUST
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 375-1702
                                 --------------
                        (Area Code and Telephone Number)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
             -------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
                                ----------------
                     (Name and address of agent for service)


Title of Securities Being Registered: Shares of beneficial interest of John Hancock Series Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-75807 and 811-3392).

                            JOHN HANCOCK SERIES TRUST

                     STATEMENT OF INCORPORATION BY REFERENCE

Part A, Part B and Part C of the registrant's registration statement on Form N-14, File Nos. 333-105824 and 811-3392, dated June 4, 2003, are incorporated by reference in their entirety herein.

                                EXPLANATORY NOTE

This Pre-Effective Amendment is being filed for the sole purpose of adding the Semi Annual Report to Shareholders of John Hancock Small Cap Growth Fund dated April 30, 2003 to Part B of the registration statement.

John Hancock
Small Cap
Growth
Fund

SEMI
ANNUAL
REPORT

4.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25

Dear Fellow Shareholders,

After a strong start to 2003, the stock market succumbed to the pressures of a weak economy, rising oil prices, concerns about corporate earnings and uncertainties about the war in Iraq. The tide turned in April, when the war ended and first-quarter corporate earnings came in better than expected. As a result, the major indexes all gained some ground year to date through April 30, 2003, with the Dow Jones Industrial Average returning 2.50%, the Standard & Poor's 500 Index returning 4.82% and the tech-heavy Nasdaq Composite Index up 9.64%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been clawing its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. And despite rallies late last year and in April, many investors are still so bruised and skeptical that they have remained on the sidelines. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict when this bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of April 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation pri-
marily through
investments in
U.S. small-
capitalization
companies (in
the capitalization
range of the
Russell 2000
Growth Index).

Over the last six months

* Stocks advanced in a volatile climate of concerns about war and the economy.

* Technology stocks made strong gains, and the Fund's underweighting held it back.

* Consumer and industrial stocks were the Fund's best contributors.

[Bar chart with heading "John Hancock Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2003." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.03% total return for Class A. The second bar represents the 0.67% total return for Class B. The third bar represents the 0.50% total return for Class C. The fourth bar represents the 1.31% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 1.5%   Corporate Executive Board Co. (The)
 1.4%   United Natural Foods, Inc.
 1.3%   Columbia Sportswear Co.
 1.3%   Getty Images, Inc.
 1.3%   American Italian Pasta Co. (Class A)
 1.3%   RARE Hospitality International, Inc.
 1.2%   Hollywood Entertainment Corp.
 1.2%   Cost Plus, Inc.
 1.2%   Stericycle, Inc.
 1.2%   Autodesk, Inc.

As a percentage of net assets on April 30, 2003.



MANAGERS'
REPORT

BY BERNICE S. BEHAR, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Growth Fund

After three tough years, stocks gained some ground over the six months ended April 30, 2003. But it was a volatile period, as investors wavered between concerns about the weak economy and the war with Iraq, and hopes that a short, successful war would help jump-start the economy. As the period began last November, stocks were staging a relief rally after getting oversold in the summer. Early in 2003, the market stalled again while investors and corporations froze in anticipation of war, and then traded on war emotions once the war began. April saw another strong rally as the fighting ended and first-quarter earnings results were stronger than expected. Small-cap stocks did better than large caps, and beaten-down technology stocks saw some of the strongest gains. For the six months ended April 30, 2003, the broad market, as measured by the Standard & Poor's 500 Index, returned 4.47%, and the Fund's benchmark index, the Russell 2000 Growth Index, returned 7.68%.

"...stocks gained some
 ground over the six
 months ended
 April 30, 2003."

FUND PERFORMANCE

For the six months ended April 30, 2003, John Hancock Small Cap Growth Fund's Class A, Class B, Class C and Class I shares posted total returns of 1.03%, 0.67%, 0.50% and 1.31%, respectively, at net asset value. By comparison, the average small-cap growth fund returned 4.60%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.


[Photos of Bernice Behar and Anurag Pandit flush right next to first paragraph.]


DEFENSIVE STANCE HINDERS TECH

In a period where technology and health-technology stocks rallied, we were held back by our relative underweighting in both groups -- a result of our defensive positioning last year. Although we have worked to build up our technology stake, we remained underweight the benchmark through out this period, which was detrimental. In addition we suffered setbacks in a few of our larger tech names, including Borland Software and Brooks Automation. Borland, which provides tools for Web development, suffered not only from a weak tech-spending environment, but also from slower-than-expected acceptance of its newest product. In addition, one of its rivals was acquired by IBM, which led many to believe Borland would face a more formidable competitor. We continue to believe Borland is a market-share leader and so continue to hold the stock.

"Our overweighting and
 stock selection among
 industrial names served
 us well..."

There were some good tech performers, however, including Crown Castle International, a telecommunications tower company whose improving fundamentals boosted its stock. Precise Software Solutions received a takeover bid from Veritas, and both their stocks rose, and network storage company McDATA also did well.

In the health-care area, hospital stocks, including our large position in LifePoint Hospitals, were hit hard by poor admissions trends, and they also suffered in sympathy with the accounting woes of a large-cap competitor. Another disappointment was one of our largest biotechnology names, NPS Pharmaceuticals, which stunned the market by agreeing to a merger just before the release of data on their soon-to-be-released osteoporosis drug. Its stock tumbled as the market grew wary about the product and its prospects. Finally, we struggled with companies that provide drug development services, such as Covance and Charles River Laboratories, as they saw a slowdown in their business.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Computers 18%, the second is Medical 15%, the third Retail 11%, the fourth Electronics 9%, and the fifth Oil & gas 5%.]

On the flip side, Integra LifeSciences Holdings, which provides disposable products for the burn and neurosurgery markets, was one of our best performers, as it benefited from increased demand for its products and from making an acquisition that was well accepted by the market.

INDUSTRIALS, CONSUMER STOCKS RULE

In other parts of our portfolio we had some better successes. Our overweighting and stock selection among industrial names served us well, including business services companies such as online bank processor CheckFree Corp., and best practices consultant Corporate Executive Board. Capital goods company Airgas and auto pollution control company CLACOR were other standouts.

Our overweighting and stock picking continued to provide strong returns among consumer-related stocks, as consumers defied the odds and kept spending. Several of our mainstay performers were pasta maker American Italian Pasta, United National Foods, Columbia Sportswear and Whole Foods Markets, which has done so well that we cut our stake since the company was becoming too big for our small-cap world.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Integra LifeSciences followed by an up arrow with the phrase "Growing demand for neurosurgical and burn-related products." The second listing is Corporate Executive Board followed by an up arrow with the phrase "Solid performance throughout economic downturn." The third listing is Borland Software followed by a down arrow with the phrase "Disappointing sales of new product."]

FUND MOVES

As the period progressed, we began to bring our weightings in consumer discretionary and consumer staple stocks down to be more in line with the benchmark index, a strategy we are pursuing across the board in the Fund, given the current difficulty of reading the economy and its prospects.

Along with Whole Foods Markets, we took profits on several other companies that have done so well they have grown out of our capitalization range, including Expe ditors International, RenaissanceRe and Dean Foods. We also started to reduce the number of holdings in the Fund from approximately 150 to 120. While still maintaining a diversified portfolio, we believe this move will help us more effectively manage our analytical resources.

"...we believe corporate
 earnings have bottomed
 for the most part..."

OUTLOOK

After three consecutive down years for the stock market and with considerable corporate restructuring behind us, we believe corporate earnings have bottomed for the most part, which bodes well for a more favorable market environment. With the war in Iraq largely behind us, we believe at some point the economy -- and corporate spending -- could begin to revive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2003

Two indexes are used
for comparison. The
Russell 2000 Index,
Index 1, is an unman-
aged index composed
of 2,000 U.S. small-
capitalization stocks.
Also shown on page 7
is the Russell 2000
Growth Index, Index 2,
an unmanaged index
that contains those
securities from the
Russell 2000 Index with
a greater-than-average
growth orientation.

It is not possible to
invest in an index.


                              Class A      Class B      Class C      Class I 1      Index 1
Inception date                8-22-91     10-26-87       6-1-98      12-7-99           --

Average annual returns with maximum sales charge (POP)
One year                       -28.20%      -28.72%      -26.57%      -23.99%      -20.76%
Five years                      -5.78%       -5.84%          --           --        -2.47%
Ten years                        6.24%        5.97%          --           --         7.48%
Since inception                    --           --        -4.08%      -16.77%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -4.06%       -4.33%       -1.49%        1.31%        7.55%
One year                       -28.20%      -28.72%      -26.57%      -23.99%      -20.76%
Five years                     -25.73%      -25.99%          --           --       -11.76%
Ten years                       83.11%       78.65%          --           --       105.78%
Since inception                    --           --       -18.49%      -46.40%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1and is equal to $20,578 as of April 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $19,227 as of April 30, 2003. The third line represents the same value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $18,311 as of April 30, 2003. The fourth line represents Index 2 and is equal to $14,337 as of April 30, 2003.

                                    Class B 1     Class C 1     Class I 2
Period beginning                    4-30-93        6-1-98       12-7-99
Without sales charge                $17,865        $8,233        $5,360
With maximum sales charge                --        $8,151           --
Index 1                             $20,578        $9,326        $9,199
Index 2                             $14,337        $7,169        $6,077

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2003
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES     ISSUER                                                                                               VALUE
COMMON STOCKS 99.39%                                                                                     $748,594,642
(Cost $674,808,678)

Advertising 1.28%                                                                                           9,642,172
  284,850  Getty Images, Inc.*                                                                              9,642,172

Aerospace 0.85%                                                                                             6,417,091
  229,100  DRS Technologies, Inc.*+                                                                         6,417,091

Automobiles/Trucks 1.09%                                                                                    8,178,598
  139,400  BorgWarner, Inc.+                                                                                8,178,598

Banks -- United States 5.27%                                                                               39,709,422
  203,800  East-West Bancorp., Inc.                                                                         6,898,630
  236,000  F.N.B. Corp.+                                                                                    7,179,120
  218,200  Southwest Bancorp. of Texas, Inc.*+                                                              7,414,436
  562,750  Sterling Bancshares, Inc.                                                                        6,700,101
  171,890  Texas Regional Bancshares, Inc. (Class A)+                                                       6,239,607
  207,450  UCBH Holdings, Inc.                                                                              5,277,528

Broker Services 0.90%                                                                                       6,760,353
  698,900  Ameritrade Holding Corp.*+                                                                       3,508,478
  591,250  E*TRADE Group, Inc.*                                                                             3,251,875

Business Services -- Misc. 3.44%                                                                           25,945,338
  154,500  Advisory Board Co. (The)*+                                                                       5,657,790
  281,650  Corporate Executive Board Co. (The)*+                                                           11,544,833
  392,050  Kroll, Inc.*+                                                                                    8,742,715

Chemicals 1.16%                                                                                             8,763,636
  433,200  Airgas, Inc.*                                                                                    8,763,636

Computers 17.53%                                                                                          132,073,554
  488,950  Advent Software, Inc.*+                                                                          6,155,880
  569,350  Autodesk, Inc.                                                                                   8,859,086
  207,650  Avocent Corp.*                                                                                   6,150,593
  832,500  Borland Software Corp.*                                                                          7,550,775
  314,550  CheckFree Corp.*+                                                                                8,672,144
  286,000  Digital River, Inc.*                                                                             4,781,920
  231,400  Edwards (J.D.) & Co.*                                                                            2,772,172
  171,000  Emulex Corp.*+                                                                                   3,503,790
1,301,000  Extreme Networks, Inc.*                                                                          5,503,230
  194,850  FactSet Research Systems, Inc.+                                                                  6,780,780
  188,450  Hyperion Solutions Corp.*+                                                                       5,329,366
  665,600  Informatica Corp.*                                                                               4,346,368
  233,850  Itron, Inc. *                                                                                    4,681,677
  346,650  JDA Software Group, Inc.*+                                                                       3,903,279
  911,250  Lawson Software, Inc.*+                                                                          4,620,038
  577,450  Macromedia, Inc.*                                                                                7,281,644
  704,950  McDATA Corp. (Class A)*+                                                                         7,458,371
  188,125  National Instruments Corp.*+                                                                     6,035,050
  341,000  Precise Software Solutions Ltd. (Israel)*                                                        5,967,500
  395,250  Progress Software Corp.*                                                                         7,703,422
   43,150  SRA International, Inc. (Class A)*+                                                              1,020,497
  668,150  TIBCO Software, Inc.*                                                                            3,293,980
  129,500  Verint Systems, Inc. *+                                                                          2,544,805
  711,450  webMethods, Inc.*+                                                                               7,157,187

Diversified Operations 0.91%                                                                                6,832,342
  174,250  ESCO Technologies, Inc.                                                                          6,832,342

Electronics 8.50%                                                                                          64,027,532
  193,150  ATMI, Inc.*                                                                                      4,075,272
  123,266  Brooks Automation, Inc. *                                                                        1,044,063
  155,800  Cree, Inc.*+                                                                                     3,108,210
  229,200  Engineered Support Systems, Inc.                                                                 7,960,116
  281,400  Herley Industries, Inc.*                                                                         4,547,705
  240,370  Intersil Corp. (Class A)*+                                                                       4,446,845
  676,000  LTX Corp.*+                                                                                      4,563,000
  510,600  Photronics, Inc. *+                                                                              6,418,242
  808,050  PMC-Sierra, Inc. *                                                                               6,666,412
  440,900  Rudolph Technologies, Inc.*+                                                                     6,661,999
  450,500  Semtech Corp.*+                                                                                  7,162,950
  646,300  Skyworks Solutions, Inc.+                                                                        3,457,705
  155,050  Trimble Navigation Ltd. *                                                                        3,915,013

Finance 1.16%                                                                                               8,700,155
  101,150  Affiliated Managers Group, Inc.*+                                                                4,684,256
  174,150  Dime Community Bancshares., Inc.                                                                 4,015,899

Food 2.55%                                                                                                 19,213,155
  214,800  American Italian Pasta Co. (Class A)*+                                                           9,472,680
  302,650  Horizon Organic Holding Corp.*+                                                                  4,176,570
  223,450  Ralcorp Holdings, Inc.*                                                                          5,563,905

Insurance 4.12%                                                                                            31,033,571
  139,746  Fidelity National Financial, Inc.                                                                4,807,262
  267,900  HCC Insurance Holdings, Inc.                                                                     7,367,250
  177,800  Philadelphia Consolidated Holding Corp.*                                                         6,935,978
  117,950  RenaissanceRe Holdings Ltd. (Bermuda)                                                            5,224,006
  124,750  StanCorp Financial Group, Inc.                                                                   6,699,075

Leisure 0.60%                                                                                               4,509,752
  336,800  Imax Corp. (Canada)*                                                                             2,653,984
  110,200  Marvel Enterprises, Inc. *                                                                       1,855,768

Machinery 1.44%                                                                                            10,834,444
  178,100  Graco, Inc.                                                                                      5,467,670
  225,400  Hydril Co.*                                                                                      5,366,774

Manufacturing 0.61%                                                                                         4,584,492
  336,600  Griffon Corp.*                                                                                   4,584,492

Media 2.42%                                                                                                18,196,704
  338,600  Cumulus Media, Inc. (Class A)*                                                                   5,837,464
  156,818  Entercom Communications Corp.*+                                                                  7,619,787
   82,300  Macrovision Corp.*                                                                               1,454,241
  328,850  Mediacom Communications Corp. *+                                                                 3,285,212

Medical 15.35%                                                                                            115,644,895
   28,250  Advanced Neuromodulation Systems, Inc. *+                                                        1,182,828
  330,400  Amylin Pharmaceuticals, Inc.*+                                                                   6,327,160
  305,800  BioMarin Pharmaceutical, Inc.*+                                                                  3,357,684
  314,450  Celgene Corp.*+                                                                                  8,367,514
  151,260  Charles River Laboratories International, Inc.*                                                  4,106,709
  406,100  Cobalt Corp.*+                                                                                   6,680,345
  174,550  Connetics Corp.*                                                                                 2,948,150
  219,350  Covance, Inc.*                                                                                   3,889,076
   63,779  DaVita, Inc.*+                                                                                   1,315,123
  117,700  ICU Medical, Inc.*+                                                                              3,740,506
  178,550  ILEX Oncology, Inc.*                                                                             2,390,785
  286,000  Integra LifeSciences Holdings*+                                                                  7,633,340
  285,400  LifePoint Hospitals, Inc.*                                                                       5,571,008
   80,300  Ligand Pharmaceuticals, Inc. (Class B)*+                                                           714,670
  392,330  Medicines Co. (The)*+                                                                            8,062,381
   80,450  Medicis Pharmaceutical Corp. (Class A)*+                                                         4,637,138
  157,201  Mid Atlantic Medical Services, Inc.*                                                             6,846,104
  200,250  NBTY, Inc.*                                                                                      3,103,875
  106,300  Neurocrine Biosciences, Inc.*+                                                                   4,810,075
   23,100  NPS Pharmaceuticals, Inc.*+                                                                        440,055
  180,100  Pharmaceutical Product Development, Inc.*                                                        4,713,217
   68,550  Pharmaceutical Resources, Inc.*                                                                  3,012,773
  394,300  Protein Design Labs, Inc.*                                                                       3,915,399
  255,600  Renal Care Group, Inc.*+                                                                         8,281,440
  121,500  Respironics, Inc.*                                                                               4,668,030
  111,050  Trimeris, Inc.*+                                                                                 4,929,510

Metal 0.84%                                                                                                 6,330,571
  355,850  Maverick Tube Corp.*                                                                             6,330,571

Oil & Gas 5.35%                                                                                            40,327,972
   69,960  Denbury Resources, Inc. *                                                                          741,576
  101,054  Evergreen Resources, Inc.*                                                                       4,805,118
  301,150  Key Energy Services, Inc.*                                                                       3,032,581
  185,650  Newfield Exploration Co.*                                                                        6,384,503
  121,850  Patterson-UTI Energy, Inc.*                                                                      4,032,017
  279,700  Pride International, Inc.*+                                                                      4,340,944
  422,500  Remington Oil & Gas Corp.*                                                                       6,620,575
  166,600  Stone Energy Corp.*                                                                              5,852,658
  251,000  W-H Energy Services, Inc. *+                                                                     4,518,000

Real Estate Investment Trust 0.91%                                                                          6,885,120
  176,000  Pan Pacific Retail Properties, Inc.                                                              6,885,120

Retail 11.38%                                                                                              85,701,914
  258,097  99 Cents Only Stores*+                                                                           7,603,538
  387,550  A.C. Moore Arts & Crafts, Inc.*+                                                                 6,677,487
  206,925  Applebee's International, Inc.+                                                                  5,669,745
  197,100  CLACOR, Inc.                                                                                     7,373,511
  305,500  Cost Plus, Inc.*                                                                                 9,388,015
   51,550  Dick`s Sporting Goods, Inc. *                                                                    1,553,202
   91,975  Fred's, Inc.                                                                                     2,984,589
  529,050  Hollywood Entertainment Corp.*                                                                   9,390,637
  295,150  Hot Topic, Inc.*+                                                                                7,216,417
   91,600  O'Reilly Automotive, Inc.*+                                                                      2,716,856
  324,750  RARE Hospitality International, Inc.*                                                            9,459,967
  268,600  ScanSource, Inc.*+                                                                               5,347,826
  353,550  United Natural Foods, Inc.*                                                                     10,320,124

Schools/Education 1.87%                                                                                    14,073,343
   78,200  Corinthian Colleges, Inc.*                                                                       3,580,778
  237,250  DeVry, Inc.*                                                                                     5,489,965
   65,650  Strayer Education, Inc.+                                                                         4,269,876
   16,600  University of Phoenix Online*+                                                                     732,724

Soap & Cleaning Preparations 1.12%                                                                          8,418,225
  267,500  Church & Dwight Co., Inc.                                                                        8,418,225

Telecommunications 2.31%                                                                                   17,384,462
   67,800  Commonwealth Telephone Enterprises, Inc.*                                                        2,695,050
  866,300  Crown Castle International Corp.*+                                                               5,518,331
  673,900  Nextel Partners, Inc. (Class A)*+                                                                3,915,359
  488,450  Tekelec *                                                                                        5,255,722

Textile 2.46%                                                                                              18,493,604
  201,150  Columbia Sportswear Co.*+                                                                        9,657,211
  125,600  Kellwood Co.                                                                                     3,720,272
   91,879  Mossimo, Inc. *                                                                                    371,191
  145,550  Quiksilver, Inc. *                                                                               4,744,930

Transportation 1.89%                                                                                       14,228,891
  219,000  Forward Air Corp.*                                                                               5,510,040
   90,483  SCS Transportation, Inc. *+                                                                      1,083,986
  253,650  UTI Worldwide, Inc. (Virgin Islands)                                                             7,634,865

Waste Disposal Service & Equipment 2.08%                                                                   15,683,334
  228,400  Stericycle, Inc.*+                                                                               8,973,836
  199,450  Waste Connections, Inc.*+                                                                        6,709,498

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 29.18%                                                                            $219,749,115
(Cost $219,749,115)

Joint Repurchase Agreement 1.13%
Investment in a joint repurchase agreement transaction
with State Street Bank & Trust Co. -- Date 04-30-03,
due 05-01-03 (Secured by U.S. Treasury Inflation Indexed
Bond 3.875% due 04-15-29, U.S. Treasury Inflation
Indexed Notes 3.875% due 01-15-07 and 3.000%
due 07-15-12)                                                                1.28%          $8,476          8,476,000

                                                                                            SHARES
Cash Equivalents 28.05%
AIM Cash Investment Trust **                                                           211,273,115        211,273,115

TOTAL INVESTMENTS 128.57%                                                                                $968,343,757

OTHER ASSETS AND LIABILITIES, NET (28.57)%                                                              ($215,178,324)

TOTAL NET ASSETS 100.00%                                                                                 $753,165,433


  + All or a portion of this security is on loan on April 30, 2003.

  * Non-income-producing security.

 ** Represents investment of security lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $894,557,793)
  including $208,235,080 of securities loaned                    $968,343,757
Cash                                                                      988
Receivable for investments sold                                    58,716,900
Receivable for shares sold                                            178,674
Dividends and interest receivable                                     104,384
Other assets                                                          311,484

Total assets                                                    1,027,656,187

LIABILITIES
Payable for investments purchased                                  61,461,987
Payable for shares repurchased                                        389,044
Payable for securities on loan                                    211,273,115
Payable to affiliates                                                 996,249
Other payables and accrued expenses                                   370,359

Total liabilities                                                 274,490,754

NET ASSETS
Capital paid-in                                                 1,249,470,316
Accumulated net realized loss on investments                     (563,795,299)
Net unrealized appreciation of investments                         73,785,964
Accumulated net investment loss                                    (6,295,548)

Net assets                                                       $753,165,433

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($440,035,437 [DIV] 64,268,787 shares)                          $6.85
Class B ($231,376,813 [DIV] 38,323,999 shares)                          $6.04
Class C ($19,658,440 [DIV] 3,257,487 shares)                            $6.03
Class I ($62,094,743 [DIV] 8,903,376 shares)                            $6.97

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.85 [DIV] 95%)                                             $7.21
Class C ($6.03 [DIV] 99%)                                               $6.09

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.


INVESTMENT INCOME
Dividends                                                            $928,530
Securities lending income                                             450,053
Interest                                                               91,892

Total investment income                                             1,470,475

EXPENSES
Investment management fee                                           2,904,149
Class A distribution and service fee                                  573,654
Class B distribution and service fee                                1,196,739
Class C distribution and service fee                                  104,046
Class A, B and C transfer agent fee                                 2,443,660
Class I transfer agent fee                                             35,840
Accounting and legal services fee                                     170,854
Custodian fee                                                          74,176
Printing                                                               46,565
Trustees' fee                                                          25,841
Registration and filing fee                                            25,064
Auditing fee                                                           24,736
Miscellaneous                                                          24,382
Legal fee                                                               6,135
Interest expense                                                          330

Total expenses                                                      7,656,171

Net investment loss                                                (6,185,696)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (85,614,617)
Change in net unrealized appreciation (depreciation)
  of investments                                                   97,915,516

Net realized and unrealized gain                                   12,300,899

Increase in net assets from operations                             $6,115,203

1 Semiannual period from 11-1-02 through 4-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      10-31-02       4-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                               ($15,267,500)  ($6,185,696)

Net realized loss                                 (252,202,324)  (85,614,617)
Change in net unrealized
  appreciation (depreciation)                       35,271,168    97,915,516
Increase (decrease) in net assets
  resulting from operations                       (232,198,656)    6,115,203
From Fund share transactions                      (104,873,912) (143,998,907)

NET ASSETS
Beginning of period                              1,228,121,705   891,049,137

End of period 2                                   $891,049,137  $753,165,433

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

2 Includes accumulated net investment loss of $109,852 and $6,295,548, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.35       $8.41      $12.65      $13.70       $8.54       $6.78
Net investment loss 3                                    (0.08)      (0.12)      (0.14)      (0.09)      (0.09)      (0.05)
Net realized and unrealized
  gain (loss) on investments                             (1.34)       4.59        2.70       (4.51)      (1.67)       0.12
Total from
  investment operations                                  (1.42)       4.47        2.56       (4.60)      (1.76)       0.07
Less distributions
From net realized gain                                   (2.52)      (0.23)      (1.51)      (0.56)         --          --
Net asset value,
  end of period                                          $8.41      $12.65      $13.70       $8.54       $6.78       $6.85
Total return 4 (%)                                      (14.14)      54.41       21.69      (35.04)     (20.61)       1.03 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $180        $267      $1,000        $684        $553        $440
Ratio of expenses to
  average net assets (%)                                  1.37        1.34        1.28        1.41        1.50        1.78 6
Ratio of net investment
  loss to average net assets (%)                         (1.02)      (1.17)      (0.88)      (0.85)      (1.10)      (1.40) 6
Portfolio turnover (%)                                     103         104         104 7        82          64          43

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.72       $7.81      $11.64      $12.38       $7.62       $6.00
Net investment loss 3                                    (0.15)      (0.18)      (0.23)      (0.15)      (0.14)      (0.06)
Net realized and unrealized
  gain (loss) on investments                             (1.24)       4.24        2.48       (4.05)      (1.48)       0.10
Total from
  investment operations                                  (1.39)       4.06        2.25       (4.20)      (1.62)       0.04
Less distributions
From net realized gain                                   (2.52)      (0.23)      (1.51)      (0.56)         --          --
Net asset value,
  end of period                                          $7.81      $11.64      $12.38       $7.62       $6.00       $6.04
Total return 4 (%)                                      (14.80)      53.31       20.79      (35.57)     (21.26)       0.67 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $362        $478        $949        $457        $261        $231
Ratio of expenses to
  average net assets (%)                                  2.08        2.03        2.03        2.16        2.25        2.54 6
Ratio of net investment
  loss to average net assets (%)                         (1.73)      (1.87)      (1.62)      (1.59)      (1.85)      (2.16) 6
Portfolio turnover (%)                                     103         104         104 7        82          64          43

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 8  10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.96       $7.81      $11.62      $12.36       $7.61       $6.00
Net investment loss 3                                    (0.03)      (0.19)      (0.22)      (0.15)      (0.14)      (0.06)
Net realized and unrealized
  gain (loss) on investments                             (1.12)       4.23        2.47       (4.04)      (1.47)       0.09
Total from
  investment operations                                  (1.15)       4.04        2.25       (4.19)      (1.61)       0.03
Less distributions
From net realized gain                                      --       (0.23)      (1.51)      (0.56)         --          --
Net asset value,
  end of period                                          $7.81      $11.62      $12.36       $7.61       $6.00       $6.03
Total return 4 (%)                                      (12.83) 5    53.05       20.83      (35.54)     (21.16)       0.50 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        $4         $33         $24         $23         $20
Ratio of expenses to
  average net assets (%)                                  2.12 6      2.09        2.02        2.16        2.25        2.54 6
Ratio of net investment
  loss to average net assets (%)                         (1.86) 6    (1.94)      (1.62)      (1.59)      (1.85)      (2.16) 6
Portfolio turnover (%)                                     103         104         104 7        82          64          43



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-00 8  10-31-01    10-31-02     4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.55      $13.75       $8.62       $6.88
Net investment loss 3                                    (0.07)      (0.03)      (0.05)      (0.02)
Net realized and unrealized
  gain (loss) on investments                              0.27       (4.54)      (1.69)       0.11
Total from
  investment operations                                   0.20       (4.57)      (1.74)       0.09
Less distributions
From net realized gain                                      --       (0.56)         --          --
Net asset value,
  end of period                                         $13.75       $8.62       $6.88       $6.97
Total return 4 (%)                                        1.48 5    (34.68)     (20.19)       1.31 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $17         $63         $54         $62
Ratio of expenses to
  average net assets (%)                                  0.86 6      0.87        0.95        0.98 6
Ratio of net investment
  loss to average net assets (%)                         (0.47) 6    (0.31)      (0.55)      (0.60) 6
Portfolio turnover (%)                                     104 7        82          64          43

1 Per share amounts have been restated to reflect the 4-for-1 stock split effective 5-1-98.

2 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Excludes merger activity.

8 Class C and Class I shares began operations on 6-1-98 and 12-7-99, respectively.

9 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a com mitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On April 30, 2003, the Fund loaned securities having a market value of $208,235,080, collateralized by cash in the amount of $211,273,115. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $474,603,450 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $221,905,025 and October 31, 2010 -- $252,698,425.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accord ingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $148,749 with regard to sales of Class A shares. Of this amount, $16,365 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $97,764 was paid as sales commissions to unrelated broker-dealers and $34,620 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $19,434 with regard to sales of Class C shares. Of this amount, $18,795 was paid as sales commissions to unrelated broker-dealers and $639 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2003, CDSCs received by JH Funds amounted to $247,917 for Class B shares and $7,783 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each Class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus certain out-of-pocket expenses attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.04% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 10-31-02                PERIOD ENDED 4-30-03 1
                              SHARES           AMOUNT           SHARES             AMOUNT
CLASS A SHARES
Sold                      31,183,758     $253,799,448        7,004,445        $46,855,940
Repurchased              (29,819,151)    (250,579,586)     (24,224,647)      (163,978,695)
Net increase (decrease)    1,364,607       $3,219,862      (17,220,202)     ($117,122,755)

CLASS B SHARES
Sold                       5,449,025      $41,027,470        1,817,016        $10,659,411
Repurchased              (21,925,412)    (160,863,607)      (6,977,894)       (40,584,561)
Net decrease             (16,476,387)   ($119,836,137)      (5,160,878)      ($29,925,150)

CLASS C SHARES
Sold                       2,684,441      $21,673,701          449,574         $2,669,255
Repurchased               (1,904,712)     (13,402,675)      (1,105,031)        (6,418,498)
Net increase (decrease)      779,729       $8,271,026         (655,457)       ($3,749,243)

CLASS I SHARES
Sold                       2,853,877      $23,691,254        1,909,412        $12,582,818
Repurchased               (2,328,931)     (20,219,917)        (866,586)        (5,784,577)
Net increase                 524,946       $3,471,337        1,042,826         $6,798,241

NET DECREASE             (13,807,105)   ($104,873,912)     (21,993,711)     ($143,998,907)

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2003, aggregated $335,248,468 and $461,856,606, respectively.

The cost of investments owned on April 30, 2003, including short-term investments, for federal income tax purposes was $895,895,604. Gross unrealized appreciation and depreciation of investments aggregated $115,600,540 and $43,152,387, respectively, resulting in net unrealized appreciation of $72,448,153. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                            www.jhfunds.com

By regular mail                            John Hancock Signature Services, Inc.
                                           1 John Hancock Way, Suite 1000
                                           Boston, MA 02217-1000

By express mail                            John Hancock Signature Services, Inc.
                                           Attn: Mutual Fund Image Operations
                                           529 Main Street
                                           Charlestown, MA 02129

Customer service representatives           1-800-225-5291

24-hour automated information              1-800-338-8080

TDD line                                   1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Small Cap Growth Fund.

600SA    4/03
         6/03

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 30th day of June, 2003.

                               JOHN HANCOCK SERIES TRUST



                               By:                   *
                               --------------------------------------------

                               Maureen R. Ford
                               Chairman, President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             Signature                              Title                                Date

         *                            Trustee, Chairman and Chief
---------------------------           Executive Officer
Maureen R. Ford


         *                            Senior Vice President and
---------------------------           Chief Financial Officer
Richard A. Brown


/s/William H. King                    Vice President, Treasurer                 June 30, 2003
---------------------------           (Chief Accounting Officer)
William H. King


         *                            Trustee
---------------------------
James A. Carlin

         *                            Trustee
---------------------------
William H. Cunningham

         *                            Trustee
---------------------------
John M. DeCiccio

         *                            Trustee
---------------------------
Ronald R. Dion

         *                            Trustee
---------------------------
Charles L. Ladner



         *                            Trustee
---------------------------
Steven R. Pruchansky

         *                            Trustee
---------------------------
Norman H. Smith

         *                            Trustee
---------------------------
John P. Toolan





*  By:   /s/Susan S. Newton                                                     June 30, 2003
         ---------------------------
         Susan S. Newton, Attorney-in-Fact,
         under Powers of Attorney dated
         June 23, 2001 and September 12, 2001
         filed herewith.




John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM H. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/Maureen R. Ford                                            /s/Charles L. Ladner
------------------                                            --------------------
Maureen R. Ford, as Chairman and Chief                        Charles L. Ladner
Executive Officer

/s/John M. DeCiccio                                           /s/Steven R. Pruchansky
-------------------                                           -----------------------
John M. DeCiccio, as Trustee                                  Steven R. Pruchansky


/s/James F. Carlin                                            /s/Norman H. Smith
------------------                                            ------------------
 James F. Carlin                                              Norman H. Smith

/s/William H. Cunningham                                      /s/John P. Toolan
------------------------                                      -----------------
William H. Cunningham                                         John P. Toolan

/s/Ronald R. Dion
-----------------
Ronald R. Dion



Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust




                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.



                                              /s/Richard A. Brown
                                              -------------------
                                              Richard A. Brown
                                              Chief Financial Officer